Exhibit 10.15

EXECUTION COPY

RX0583
RX0584

CONTINUING GUARANTY

          THIS CONTINUING GUARANTY (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, this “Guaranty”) is jointly and severally made as of January 4, 2008, by each of the signatories listed on the signature pages hereto and each of the other entities that becomes a party hereto pursuant to Section 14 (the “Guarantors” and individually, a “Guarantor”), in favor of and for the benefit of COBANK, ACB, a federally chartered instrumentality of the United States of America (“CoBank”).

R E C I T A L S:

          WHEREAS, CoBank and New Ulm Telecom, Inc. (“New Ulm”) have entered into that certain Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm MLA”), that certain First Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm First Supplement”), providing for a term loan of up to $15,000,000, and that certain Second Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “New Ulm Second Supplement”; the New Ulm MLA, as supplemented by the New Ulm First Supplement and the New Ulm Second Supplement, the “New Ulm Loan Agreement”), providing for a reducing revolving loan in the aggregate principal amount outstanding at any one time not to exceed $10,000,000;

          WHEREAS, CoBank and Hutchinson Acquisition Corp. (“Hutchinson”; and, together with New Ulm, and their successors, each a “Borrower” and, collectively, the “Borrowers”) have entered into that certain Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson MLA”), that certain First Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson First Supplement”), providing for a term loan of up to $29,700,000, that certain Second Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Second Supplement”), providing for a revolving loan in an aggregate principal amount outstanding at any one time not to exceed $2,000,000, and that

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certain Third Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the “Hutchinson Third Supplement”; the Hutchinson MLA, as supplemented by the Hutchinson First Supplement, the Hutchinson Second Supplement and the Hutchinson Third Supplement, collectively, the “Hutchinson Loan Agreement”; the Hutchinson Loan Agreement, together with the New Ulm Loan Agreement, collectively, the “Loan Agreements”), providing for a term loan of up to $3,000,000;

          WHEREAS, the parties hereto contemplate that immediately upon the closing of the Hutchinson Loan Agreement, Hutchinson will merge with and into Hutchinson Telephone Company (“Hutchinson Telephone”), with Hutchinson Telephone being the survivor of such merger and having all rights and obligations of Hutchinson pursuant to the terms of the Hutchinson Loan Agreement (the “Merger”);

          WHEREAS, each Guarantor other than New Ulm is a direct or indirect wholly-owned subsidiary of New Ulm and a direct or indirect wholly-owned subsidiary or affiliate of Hutchinson;

          WHEREAS, New Ulm is the direct parent of Hutchinson and, subsequent to the Merger, of Hutchinson Telephone;

          WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the advances provided for by each of the Loan Agreements to each of the Borrowers; and

          WHEREAS, as an inducement to CoBank to enter into the Loan Agreements and make the advances provided for therein, each Guarantor has agreed to guarantee the obligations of each of the Borrowers to CoBank, all on the terms and conditions set forth in this Guaranty;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Guarantor hereby agrees, jointly and severally, as follows:

          SECTION 1. Rules of Construction. The following rules of construction shall be applicable for all purposes of this Guaranty and all amendments and supplements hereto except as otherwise expressly provided or unless the context otherwise requires:

          (a) Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings assigned to them in the Loan Agreements;

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          (b) The terms used herein shall include the plural as well as the singular, and vice versa;

          (c) All references in this Guaranty to designated sections, paragraphs and other subdivisions are to the designated sections, paragraphs and subdivisions of this Guaranty;

          (d) The terms “herein,” “hereof” and “hereunder” and similar words refer to this Guaranty as a whole and not to any particular provision unless otherwise specified;

          (e) The term “person” includes any individual, corporation, limited liability company, partnership, joint venture, association, trust, sole proprietorship, unincorporated organization and any government authority or any agency or political subdivision thereof; and

          (f) The terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to.”

          SECTION 2. Obligations. “Obligations” shall mean, collectively, (a) the payment and performance of all obligations of each of the Borrowers, any of their respective Subsidiaries, and of any Guarantor, whether now existing or hereinafter arising, under either Loan Agreement or any other Loan Documents;and (b) the payment of all other indebtedness and the performance of all other obligations of each of the Borrowers to CoBank of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all loans, advances, Interest Rate Agreements provided by CoBank or other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the Borrower and CoBank or any affiliate of CoBank (including, without limitation, the Farm Credit Leasing Services Corporation).

          SECTION 3. The Guaranty.

          (a) Each of the Guarantors hereby, subject to the provisions of Section 4(g), jointly and severally, absolutely, unconditionally, irrevocably, completely and immediately, as primary obligor and not merely as surety, guarantees to CoBank the prompt and complete payment and performance when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) of the Obligations. Upon failure by any Borrower, any of its respective Subsidiaries, or any Guarnator, as applicable, to pay in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) any of the Obligations, each of the Guarantors, jointly and severally, agrees that it will promptly pay the same without set-off or counterclaim at the place and in the manner specified in the Loan

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Documents, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal;

          (b) Each Guarantor further hereby, jointly and severally, agrees to pay to CoBank, upon demand, any and all losses and expenses, including, without limitation, reasonable attorneys’ fees and expenses, paid or incurred by CoBank in enforcing or attempting to enforce or collecting or attempting to collect, or obtaining advice of counsel with respect of, any right with respect to, any or all of the Obligation or any Loan Document, including, without limitation, this Guaranty, or in attempting to protect or preserve any property, personal or real, securing the Obligations or pledged under any Loan Document;

          (c) Each Guarantor hereby, jointly and severally, guarantees any sum or sums which become due and owing to CoBank as a result of any order of a bankruptcy court which requires CoBank to turn over moneys paid by any Borrower, any Guarantor or any other person to CoBank on account of the Obligations. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment by any Borrower, any Guarantor or any other person to CoBank on account of the Obligations is rescinded or must otherwise be returned or restored upon the insolvency or bankruptcy of any Borrower, any Guarantor, or any other person, all as though such payment had not been made; and

          (d) Notwithstanding any provision to the contrary contained herein or in any other Loan Document, the maximum liability of any Guarantor hereunder and under the other Loan Documents shall in no event exceed the aggregate amount that would render the guaranty of such Guarantor subject to avoidance under any applicable law.

          SECTION 4. The Guaranty Unconditional.

          (a) Each Guarantor hereby agrees that this is a guaranty of payment and performance and not of collection only. The liability of each Guarantor under this Guaranty shall be absolute, unconditional, direct, complete and immediate and shall not be contingent upon the pursuit of any remedies against any Borrower, any Guarantor or any other person, nor against any security or lien available to CoBank, its successors, successors-in-title, endorsees or assigns. Each Guarantor waives any right to require that an action be brought against any Borrower, any Guarantor or any other person or to require that resort be had to any security. In the occurrence of a breach, default, or event of default under any of the Loan Documents, CoBank shall have the right to enforce its rights, powers and remedies under any of the Loan Documents, in any order, and all rights, powers and remedies available to CoBank in such event

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shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, each Guarantor hereby authorizes and empowers CoBank upon acceleration of the maturity of any of the Notes or any other Obligation, at its sole discretion, and without notice to such Guarantor, to exercise any right or remedy which CoBank may have or any right or remedy hereinafter granted which CoBank may have as to any security. Each Guarantor expressly waives any right to require any action on the part of CoBank to proceed to collect amounts due under any Loan Document;

          (b) Each Guarantor assents to all terms and agreements heretofore or hereafter made by any Borrower, any of their respective Subsidiaries, any Guarantor, or any other guarantor of the Obligations with CoBank;

          (c) Each Guarantor hereby consents to the following and agrees that its liability will not be affected or impaired by (i) the exchange, release or surrender of any collateral to any Borrower, any Guarantor or any other person, or the waiver, release or subordination of any security interest, in whole or in part; (ii) the waiver or delay in the exercise of any of CoBank’s rights or remedies against any Borrower, any Guarantor or any other person; (iii) the release of any Borrower or any other person; (iv) the renewal, extension or modification of the terms of any of the Obligations or any instrument or agreement evidencing the same, including, without limitation, an increase in the principal amount of any of the Notes; and (v) the acceptance by CoBank of other guaranties;

          (d) Each Guarantor irrevocably waives acceptance hereof, notice of acceptance hereof, and notice of acceleration of and intention to accelerate the Obligations, and waives the benefit of any statutes of limitations, presentment, demand or action on delinquency, protest, notice of dishonor, notice of default, notice of nonpayment or protest in relation to any instrument evidencing any of the Obligations, and, to the fullest extent permitted by law, any other demands or notices required by law;

          (e) Each Guarantor hereby authorizes CoBank, without notice to such Guarantor, to apply all payments and credits received from any Borrower, from any Guarantor, or from any other person or realized from any security in such manner and in such priority as CoBank in its sole judgment shall see fit to the Obligations which are the subject of this Guaranty;

          (f) The liability of each Guarantor under this Guaranty shall not in any manner be affected by reason of any action taken or not taken by CoBank, which action or inaction is consented and agreed to by such Guarantor, nor by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, or other security for any of the Obligations. No delay in making demand on any Guarantor for satisfaction of its liability hereunder shall prejudice CoBank’s right to enforce such satisfaction. All of CoBank’s

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rights and remedies shall be cumulative and any failure of CoBank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter;

          (g) This Guaranty shall be a continuing one and shall be binding upon each Guarantor regardless of how long before or after the date hereof the Obligations are incurred until this Guaranty is terminated as provided in this Guaranty, or until, to the extent provided by applicable law to the extent it cannot be waived, is revoked by a Guarantor prospectively as to future transactions, by written notice actually received by CoBank, and such revocation shall not be effective as to any indebtedness existing or committed for under the Loan Agreements or the other Loan Documents at the time of actual receipt of such notice by CoBank, or as to any renewals, extensions or refinancings thereof. Accordingly, so long as this Guaranty is not revoked prospectively in accordance with this Subsection 4(g), CoBank may rely conclusively on a continuing warranty, hereby made, that each Guarantor continues to be benefited by this Guaranty and CoBank shall have no duty to inquire into or confirm that the receipt of any such benefits, and this Guaranty shall be effective and enforceable by CoBank without regard to the receipt, nature or value of any such benefits;

          (h) Each Guarantor hereby subordinates any and all indebtedness of any Borrower, any of their respective Subsidiaries, or an other Guarantor now or hereafter owed to such Guarantor to all Obligations of any Borrower and their respective Subsidiaries to CoBank, and agrees with CoBank that, from and after the occurrence of a breach, default or event of default under any of the Loan Documents and for so long as such breach, default or event of default exists, such Guarantor shall not demand or accept any payment of principal or interest from any Borrower, any of its respective Subsidiaries, or any other Guarantor, shall not claim any offset or other reduction of such Guarantor’s liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Obligations; provided, however, that, if CoBank so requests, and so long as such breach, default or event of default exists, such indebtedness shall be collected, enforced and received by such Guarantor as trustee for CoBank and be paid over to CoBank on account of the Obligations of any Borrower, its Subsidiaries, or any Guarantor to CoBank, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty; and

          (i) Until the Obligations are paid finally and in full, or this Guaranty is released as provided herein, each Guarantor hereby irrevocably waives any and all rights it may have to enforce any of CoBank’s rights or remedies or participate in any security now or hereafter held by CoBank, and any and all such other rights of subrogation, reimbursement, contribution or indemnification against any Borrower, any Guarantor or any other person having any manner of liability for any Borrowers’ obligations to CoBank, whether or not arising hereunder, by agreement, at law or in equity.

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          SECTION 5. Rights of Contribution. The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law. Each Guarantor’s rights of contribution shall be subject to the terms and conditions of Section 4. This Section 5 shall in no respect limit the obligations and liability of any Guarantor to CoBank, and each Guarantor shall remain liable to CoBank up to the maximum liability of such Guarantor hereunder.

          SECTION 6. Security. Each Guarantor acknowledges and agrees that its obligations hereunder are secured in accordance with the terms of the Loan Documents to which it is a party and that CoBank may exercise its remedies thereunder in accordance with the terms thereof.

          SECTION 7. Representations and Warranties. Each Guarantor represents and warrants to CoBank, on the date hereof and on the date any advance under the Loan Agreement is made, converted or continued, as follows:

          (a) Organization, Powers, Existence, Etc. Such Guarantor (i) is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable); (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary unless the failure to so qualify will not have a Material Adverse Effect; (iii) has all requisite corporate, limited liability company or partnership (as applicable) and legal power to own and operate its assets and to carry on its business and to enter into and perform its obligations under the Loan Documents to which it is a party; and (iv) has duly and lawfully obtained and maintained all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or which may be otherwise required by law.

          (b) Due Authorization; No Violations; Etc. The execution and delivery by each Guarantor of, and the performance by such Guarantor of its obligations under, this Guaranty and the other Loan Documents to which it is a party have been duly authorized by all requisite corporate, limited liability company or partnership (as applicable) action on the part of such Guarantor and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or organization (as applicable) or bylaws, operating agreement or partnership agreement (as applicable) of such Guarantor, or any material agreement, indenture, mortgage, or other instrument to which such Guarantor is a party or by which such Guarantor or any of its properties is bound or (ii) be in conflict with, result in a breach of, or constitute with the giving of notice or lapse of time, or both, a default or event of default under any such agreement, indenture, mortgage, or other instrument. No action on the part of any shareholder, member,

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manager or partner (as applicable) of any Guarantor is necessary in connection with the execution and delivery by such Guarantor of, and the performance by such Guarantor of its obligations under, this Guaranty or any other Loan Document to which it is a party, except for such actions as have been taken prior to or concurrently to the date hereof, all of which remain in full force and effect.

          (c) Governmental Approval. No consent, permission, authorization, order, or license of any Governmental Authority is necessary in connection with the execution, delivery, performance, or enforcement of this Guaranty or any other Loan Documents to which such Guarantor is a party, except such as have been obtained and are in full force and effect or which are required in connection with the enforcement of or the exercise of remedies under any Loan Document.

          (d) Binding Agreement. Each of the Loan Documents to which such Guarantor is a party is, or when executed and delivered will be, the legal, valid, and binding obligation of such Guarantor, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally.

          (e) Financial Condition. Such Guarantor represents and warrants that the liability and obligations of such Guarantor incurred or arising under this Guaranty and of each Borrower and its respective Subsidiaries incurred or arising under any Loan Agreement may reasonably be expected to benefit substantially such Guarantor directly or indirectly, and such Guarantor’s board of directors, managers, or members, as applicable, have made that determination. Such Guarantor represents and warrants that it has full and complete access to all of the Loan Documents and other documents relating to the Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Such Guarantor is fully informed of the financial condition of each Borrower and of the other Guarantors and of all other circumstances that bear upon the risks of executing this Guaranty which a diligent inquiry would reveal. Such Guarantor agrees that CoBank will have no obligation to advise or notify such Guarantor of or provide such Guarantor with any data or information.

          (f) Incorporated Representations and Warranties. Such Guarantor represents and warrants that the representations and warrants set forth any Loan Agreement are true and correct in all material respects as they relate to such Guarantor and in the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and CoBank shall be entitled to rely on each of them as if they were fully set forth herein.

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          SECTION 8. Covenants. Each Guarantor covenants and agrees with CoBank that so long as this Guaranty remains in effect or the Obligations have not been fully paid or otherwise satisfied, such Guarantor will take, or will refrain from taking, as the case may be, all actions necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in any Loan Agreement or in the other Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

          SECTION 9. Right of Set-off. In addition to any rights and remedies of CoBank provided by law or the Loan Documents, each Guarantor hereby irrevocable authorizes CoBank at any time and from time to time during the continuation of an Event of Default, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward payment of all or any part of the Obligations (i) any indebtedness due or to become due from CoBank to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of CoBank or any of its affiliates.

          SECTION 10. Miscellaneous.

          (a) Governing Law. Except to the extent governed by applicable federal law, this Guaranty shall be governed by and construed in accordance with the laws of the State of Colorado without reference to choice of law doctrine. To the extent Minnesota Statutes Chapter 582.30 is applicable, each Guarantor waives to the extent permitted by applicable Law Minnesota Statutes Chapter 582.30 and acknowledges that it remains liable for any deficiency.

          (b) Binding Effect. This Guaranty shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any holder or owner of any of the Notes or the other Loan Documents. No Guarantor may assign any of its rights or obligations hereunder without the prior written consent of CoBank.

          (c) Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

          (d) Non-Waiver; Modification; Election of Remedies. The failure of any party to insist, in any one or more instances, upon a strict performance of any of the terms and conditions of this Guaranty, or to exercise or fail to exercise any option or right contained herein, shall not

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be construed as a waiver or a relinquishment for the future of such right or option, but the same shall continue and remain in full force and effect. The continued performance by any party of this Guaranty with knowledge of the breach of any term or condition hereof shall not be deemed a waiver of such breach, and no waiver by any party of any provision hereof shall be deemed to have been made, or operate as an estoppel, unless expressed in writing and signed by such party. No enforcement of any remedy shall constitute an election of remedies.

          (e) Notices. All notices, requests and other communications hereunder to CoBank shall be given in the manner and at the notice address provided in or pursuant to Section 15 of the Loan Agreements. All notices, requests and other communications hereunder to any Guarantor shall be given in the manner and in the care of the New Ulm at New Ulm’s notice address provided in or pursuant to Section 15 of the New Ulm Loan Agreement.

          (f) Counterparts. This Guaranty may be executed by one or more of the parties to this Guaranty on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guaranty signed by all the parties shall be lodged with CoBank and each of the Borrowers.

          (g) Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

          (h) Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and CoBank.

          (i) Regulatory Approvals. Upon any action by CoBank to commence the exercise of remedies hereunder or under any of the other Loan Documents, each Guarantor hereby undertakes and agrees to cooperate and join with CoBank in any application to any Governmental Authority with respect thereto and to provide such assistance in connection therewith as CoBank may reasonably request, including, without limitation, the consent to or joining in of filings and appearances of officers and employees of such Guarantor before any Governmental Authority, in each case in support of any such application made by CoBank, and such Guarantor shall, directly or indirectly, not oppose any such action by CoBank before any such Governmental Authority.

          SECTION 11. Consent to Jurisdiction. To the maximum extent permitted by law, each Guarantor agrees that any legal action or proceeding with respect to this Guaranty or any of the other Loan Documents may be brought in the courts of the State of Colorado, or of the

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United States of America for the District of Colorado, all as CoBank may elect. By execution of this Guaranty, each Guarantor hereby irrevocably submits to each such jurisdiction, expressly waiving any objection it may have to the laying of venue by reason of its present or future domicile. Nothing contained herein shall affect the right of CoBank to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction or to serve process in any manner permitted or required by law.

          SECTION 12. Waiver of Jury Trial. EACH GUARANTOR AND COBANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY, AND THE SURETY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH GUARANTOR AND COBANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GUARANTOR AND COBANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS. IN THE EVENT OF LITIGATION, THIS GUARANTY, MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. EACH GUARANTOR AND COBANK ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF COBANK.

          SECTION 13. Additional Guarantors. Any Subsidiary of any Borrower may become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guaranty, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex I hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor

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hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

          SECTION 14. Release of Guarantors. Upon the liquidation or dissolution of any Guarantor, or the sale of all of the ownership interests of any Guarantor by the applicable Borrower and its Subsidiaries, in each case which does not violate the terms of any Loan Document or is consented to in writing by CoBank, such Guarantor shall upon written acknowledgement of CoBank be automatically released from all obligations under this Guaranty and any other Loan Documents to which it is a party.

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          IN WITNESS WHEREOF, each Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed and delivered by its duly authorized officer as of the day and year first above written.

NEW ULM TELECOM, INC.,
as a Guarantor

By:

Name:
Title:

HUTCHINSON TELEPHONE COMPANY, as successor by merger to Hutchinson Acquisition Corp., as a Guarantor

By:

Name:
Title:

NEW ULM LONG DISTANCE, INC., as a Guarantor

By:

Name:
Title:

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NEW ULM CELLULAR #9, INC.,
as a Guarantor

By:

Name:
Title:

NEW ULM PHONERY, INC.,
as a Guarantor

By:

Name:
Title:

PEOPLES TELEPHONE COMPANY,
as a Guarantor

By:

Name:
Title:

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WESTERN TELEPHONE COMPANY,
as a Guarantor

By:

Name:
Title:

HUTCHINSON
TELECOMMUNICATIONS, INC.,
as a Guarantor

By:

Name:
Title:

HUTCHINSON CELLULAR, INC.,
as a Guarantor

By:

Name:
Title:

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ANNEX I
To
CONTINUING GUARANTY

          Reference is hereby made to that certain CONTINUING GUARANTY (as the same may be amended, restated, supplemented, extended or otherwise modified from time to time, the “Guaranty”) made as of January 4, 2008, by each of the signatories listed on the signature pages thereto, each of the other entities that becomes a party thereto pursuant to Section 14 of the Guaranty, and the undersigned (the “Guarantors” and individual, a “Guarantor”), in favor of and for the benefit of COBANK, ACB, a federally chartered instrumentality of the United States of America (“CoBank”). Capitalized terms used in herein, unless otherwise defined herein, shall have the meanings assigned to them in the Guaranty.

          The undersigned is a direct or indirect wholly-owned Subsidiary of New Ulm and a direct or indirect wholly-owned Subsidiary or Affiliate of Hutchinson Telephone and is executing this Annex I to become a Guarantor under the Guaranty [in order to induce CoBank to make additional advances under the Loan Agreement and] as consideration for advances previously made.

          By its execution below, the undersigned [EXACT LEGAL NAME OF NEW GUARANTOR], a[n] [STATE OF FORMATION] [[corporation][limited liability company][limited][partnership]], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to all the terms and conditions of such Guaranty applicable to it as a Guarantor and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

          IN WITNESS WHEREOF, [EXACT LEGAL NAME OF NEW GUARANTOR], a[n] [STATE OF FORMATION] [[corporation] [limited liability company][limited][partnership]], has executed and delivered this Annex I counterpart to the Guaranty as of this ____________ day of ______________, 20__.

[LEGAL NAME OF NEW GUARANTOR]

By:

Name:
Title: